UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

ROTOBLOCK CORPORATION

(Exact name of registrant as specified in its charter)

          Nevada                                                    333-116324                                     20-08987999

(State or other jurisdiction                                        (Commission File Number)                          (IRS Employer Identification No.)

       of incorporation)

300 B Street Santa Rosa, CA 95401

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 578-5220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events

Effective March 26, 2014, the Company filed Form 15/A to withdraw the Form 15 which was filed March 19, 2014. The Company determined that the Form 15 was filed in error. As a result of filing Form 15/A, the Company continues to be subject to the reporting obligations of the Securities Exchange Act of 1934.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

Dated: March 26, 2014

By: /s/ Chow Chu Keung, Corporate Secretary